EXHIBIT 10.2

                        CHANGE TECHNOLOGY PARTNERS, INC.

                                LOCK-UP AGREEMENT

                                                   March 1, 2001

Change Technology Partners, Inc.
16 West 19th Street, 2nd Floor
New York, NY 10011
Attn: Mr. Matthew Ryan, President

Dear Sirs:

                  Pursuant the Agreement and Plan of Merger dated March 1, 2001 (the "MERGER AGREEMENT") among Change Technology Partners, Inc. ("PARENT"), a Delaware corporation, Iguana Studios I, Inc. ("SUB"), a Delaware corporation, Iguana Studios, Inc. (the "COMPANY"), a Delaware corporation, and those persons listed on Exhibit A hereto (the "EXHIBIT A SHAREHOLDERS"), the Company will be merged with and into Sub and the Sub shall continue as the surviving corporation. Pursuant to the Merger Agreement, the Exhibit A Shareholders and those persons listed on Exhibit B hereto (the "Exhibit B Shareholders"; together with the Exhibit A Shareholders, collectively, the "SHAREHOLDERS"), became Shareholders of Parent.

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Exhibit A Shareholders hereby agrees that, notwithstanding any provision of the Stockholders Agreement dated March 1, 2001, by and between Parent, and the stockholders identified on Exhibit A thereto (the "STOCKHOLDERS AGREEMENT"), to the contrary, all of the shares of Common Stock of Parent held by such Exhibit A Shareholder and each of his Permitted Transferees (as defined in the Stockholders Agreement) shall not be transferable to any third party during the period commencing on the date hereof and ending 24 months thereafter. All of the provisions of this Lock-Up Agreement with respect to Exhibit A Shareholders shall apply to all of the shares Common Stock and Common Stock Equivalents (as defined in the Stockholders Agreement) now owned or which may be issued or transferred hereafter to an Exhibit A Shareholder in consequence of any additional issuance, purchase, exchange or reclassification of any of such shares or Common Stock Equivalents, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by an Exhibit A Shareholder in any other manner.

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Exhibit B Shareholders hereby agree that, notwithstanding any provision of the Stockholders Agreement to the contrary, all of the shares of Common Stock of Parent held by such Exhibit B Shareholder and each of his Permitted Transferees shall not be transferable to any third party during the period commencing on the date hereof and ending 12 months thereafter. All of the provisions of this Lock-Up Agreement with respect to Exhibit B Shareholders shall apply to all of the shares Common Stock and Common Stock Equivalents now owned or which may be issued or transferred hereafter to an Exhibit B Shareholder in consequence of any additional issuance, exchange or reclassification of any of such shares or Common Stock Equivalents, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend.

                  Notwithstanding the immediately preceding two paragraphs, this Agreement shall not prohibit (a) any pledge of shares of Common Stock in connection with a bona fide loan transaction which does not permit the pledgee, directly or indirectly, to offer, sell, contract to sell or otherwise dispose of any interest in such shares or securities during the effective term of this Agreement; (b) a bona fide gift or gifts provided that a Shareholder provides written notice of such gift or gifts to Parent and the donee or donees thereof agree in writing to be bound by the restrictions set forth herein; (c) transfers upon the death of a Shareholder to his executors, administrators, testamentary trustees, legatees or beneficiaries, provided that, in each case, any such transferee shall be bound by the provisions of this Agreement, (d) transfers made by a Shareholder to a trust or custodianship the beneficiaries of which include the Shareholder, his spouse or his descendants (biological or adoptive); provided that the transferee or transferees agree in writing to be bound by the restrictions set forth herein.

                  In furtherance of the foregoing, Parent and its transfer agent are hereby authorized to decline to make any transfer of such shares of Common Stock or Common Stock Equivalents if such transfer would constitute a violation or breach of this Agreement.


                  Article VII of the Merger Agreement is incorporated by reference herein as if fully set forth herein.



                           [SIGNATURE PAGE FOLLOWS]

                                      Very truly yours,


                                      Exhibit A Shareholders and
                                      Exhibit B Shareholders


                                      /s/ Jason Jercinovic
                                      ------------------------------------------
                                      Name: Jason Jercinovic, as attoney-in-fact




Agreed and Accepted as of the date first above written:

Change Technology Partners, Inc.



By: /s/ Matthew Ryan
    -----------------------------
    Name: Matthew Ryan
    Title: President

                                                                       EXHIBIT A
                                                                       ---------



                              FOUNDER SHAREHOLDERS
                              --------------------

                                                                       EXHIBIT B
                                                                       ---------



                            NON-FOUNDER SHAREHOLDERS
                            ------------------------